Exhibit 99.1

Gold / / Copper Turnaround in Progress NYSE & TSX June 2020

MUX Cautionary Statement Risk adverse? Forget about buying our shares. Past performance is unreliable in predicting the future. Unexpected events can happen and can change forecasts. MUX

MUX Pros x Good Real Estate x Development Pipeline x Successful Exploration x Large Insider Ownership x Diversified – Au, Ag, Cu Challenges - Debt - High Costs - Short Mine Life - COVID - 19 Goals ▪ Refinance Debt ▪ Production Growth ▪ Cost / oz ▪ Mine Life Turnaround Story Strategy • Operational Improvement & Efficiencies • Organic Growth • Opportunistic M&A

MUX MUX’s Portfolio Gold & Silver Mines Gold & Silver Development Pipeline Froome Grey Fox Stock Copper Looking for JV Los Azules Fenix Black Fox Argentina Mexico Nevada Ontario Gold Bar El Gallo San José

MUX Froome 181koz @ 5.1 g/t Au Grey Fox 888 koz @ 7.1 g/t Au Stock East: 121 koz @ 1.6 g/t Au West Discovery Fenix Feasibility Study Pending Timmins, Canada Mexico 1. Please see Appendix for more details. Black Fox Mine 255 koz @ 7.6 g/t Au Gold Bar South 64 koz @ 1.1 g/t Au Nevada, USA Organic Development Pipeline for Gold & Silver Production M&I Resources 1

Prime Exploration Real Estate in Nevada

On Trend - Similar Geology

Criteria	Cortez	Gold Bar
Large mineralization footprint	✓	✓
Host rock, alteration, mineralization style	✓	✓
Shallow oxides	✓	✓
Intrusions	✓	✓
Major faults	✓	✓
Structural traps	✓	✓

Exploration Potential

- Surface Near Mine & Deeper Targets
- Oxide & Sulfide


Gold Bar
Nevada, USA
Nevada Gold Mines
Cortez
50 Moz Au cluster[1]
Cortez
Fourmile
Discovery
Goldrush
Cortez Fault
Gold Bar
Wall Fault
Robert Creek Fault
Legend
MUX Property
NGM Property
Faults
12 miles
20 km
N

1. Includes past production and current resources.

MUX
6

MUX West Pick East Pick 1.7g/t Au / 61.8ft 2018 LOM Pit Mineralized lenses 2020 Hole Drilled 2020 Prelim. Pit Faults Gold Pick Model Revision 2018 model gold mineralization mostly stratigraphically controlled. 2020 preliminary model gold mineralization structurally controlled (+ limited stratigraphic control). 2020 Preliminary Revised Pit Gold Bar – Pit Shells 2018 & Preliminary 2020 2018 LOM Pit

Gold Bar – 2020 Drilling With a New Model

H1 2020 Exploration Drilling Focused on West Pick

- Confirming & de-risking in-pit mineralization
- Extending below revised pits
- Defining potential SW extension



2018 LOM Pit
2020 Preliminary Revised Pit
West Pick
East Pick
2.7g/t Au / 90ft
incl. 4.9g/t Au / 45ft
5.1g/t Au / 64ft
incl. 11.3g/t Au / 17ft
3g/t Au / 75ft
incl. 3.6g/t Au / 60ft
2.9g/t Au / 82ft
incl. 5.3g/t Au / 40ft
1g/t Au / 100ft
incl. 1.7g/t Au / 40ft
1.9g/t Au / 108ft
incl. 2.7g/t Au / 72ft
1.4g/t Au / 81ft
incl. 3.9g/t Au / 10ft
1.5g/t Au / 110ft
incl. 12.7g/t Au / 5ft
1.4g/t Au / 230ft
incl. 6.86g/t Au / 15ft
0.86g/t Au / 120ft
incl. 1.66g/t Au / 25ft
incl. 2.85g/t Au / 5ft
2.4g/t Au / 95.9ft
incl. 4.38g/t Au / 46.5ft
1.5g/t Au / 110ft
incl. 2.5g/t Au / 45ft
3.2g/t Au / 185ft
incl. 3.63g/t Au / 160ft
3.2g/t Au / 110ft
incl. 4.0g/t Au / 55ft
1.2g/t Au / 145ft
incl. 2.3g/t Au / 50ft
3.4g/t Au / 90ft
incl. 5.4g/t Au / 55ft
1.7g/t Au / 225ft
incl. 2.2g/t Au / 60ft
0.6g/t Au / 170ft
1.7g/t Au / 61.8ft
Au GXM
> 50
30 to 50
20 to 30
10 to 20
5 to 10
< 5
Faults
2020 Prelim. Pit
2018 LOM Pit
Mineralized lenses
2020 Hole Drilled

MUX

MUX Old Gold Bar Upside Exploration Near Mine & Property Scale Gold Bar South Pot Canyon Gold Canyon Cabin Creek Pick Extensions of known deposits Follow - up on positive drill intersections Deeper targets - “game changer” discovery potential (only 3 deep holes drilled in the district) Hunter Taurus Horse Canyon Rutabaga Gold Stone Ridge 6,100 m Gold Bar

Gold Bar South

Satellite Deposit

Near Surface Mineralization

Production Expected H2 2021

Ongoing 2020 Drill Program

- North area infill
- South extension
- Follow-up on higher grade mineralization


North Area Infill
1.0g/t Au / 125ft incl. 1.8g/t Au / 20ft
1.7g/t Au / 125ft incl. 3.1g/t Au / 15ft
2.5g/t Au / 105ft incl. 5.4g/t Au / 25ft
1.7g/t Au / 185ft incl. 4g/t Au / 40ft
2.1g/t Au / 155ft incl. 3g/t Au / 100ft
1.8g/t Au / 210ft incl. 2.9g/t Au / 120ft
2.0g/t Au / 195ft incl. 4.0g/t Au / 40ft
0.9g/t Au / 185ft incl. 2.3g/t Au / 40ft
2.7g/t Au / 120ft incl. 4.7g/t Au / 20ft
3.4g/t Au / 175ft incl. 5.2g/t Au / 80ft
1.9g/t Au / 110ft incl. 3.7g/t Au / 45ft
1.9g/t Au / 205ft incl. 3.9g/t Au / 85ft
6.0g/t Au / 90ft incl. 10g/t Au / 50ft
2.0g/t Au / 160ft incl. 3.4g/t Au / 80ft
1.0g/t Au / 95ft incl. 1.4g/t Au / 50ft
Resource Pit Outline
Au GXM
> 50
30 to 50
20 to 30
10 to 20
5 to 10
< 5
0
400
800ft
Potential South Extension

Showing 2019 drill results.

10

MUX Gold Bar Operations – Start Up Gold Bar Nevada Past Challenges • Lack of definition drilling and a grade control block model (BM) • Did not follow the feasibility study and mine plan • Too much clay in ore blend exacerbated by wet winter conditions • Pushed tonnage & clay beyond plant capacity – resulted in inefficient mining, excessive downtime & maintenance, poor process controls and higher costs • Reactive ore control including a lack of blast movement monitoring • Gaps in organizational structure, processes, systems and asset management

MUX Gold Bar Operations - Going Forward Turnaround Plan • Restructured management and worforce to align with feasibility • Operational review to develop the turnaround and ramp up plan – Phase 1 'Roadmap' complete end July – Phase 2 Implementation targeted August • New resource model & pit optimizations underway – includes clay • Improved blending, mine planning, mining and stockpile management • Reduce maintenance downtime and achieve steady state production • Improve ore and process control systems • Anticipate 6 - 9 month ramp up to full production beginning Q3 2020 Gold Bar Nevada

MUX Taylor mine Aquarius Matheson Destor - Porcupine Fault Zone (DPFZ) ▪ Proven mineralized gold systems at each property ▪ +20 km cumulative strike length prospective structures ▪ Major splay faults intersect the main Destor - Porcupine Fault Zone (DPFZ) ▪ Still underexplored and near infrastructure (near Mine and Mill) Stock Mine Trend Grey Fox Stock Property Black Fox Property Froome Black Fox Mine Black Fox Complex Located on Prime Segments of DPFZ Black Fox Timmins, Canada Timmins Mining Camp Gold Deposits

MUX Black Fox Timmins, Canada Black Fox Exploration Potential Near Surface & Depth Other mines with similar geological settings go much deeper 1 Lengths presented are true widths. Please see Sep 4, 2019 and Sep 6, 2018 press release. Stock Mine 27.2 g/t Au / 7m Incl. 311 g/t Au / 0.6m Black Fox Mine 55.1 g/t Au / 1.2m 232 g/t Au / 0.9m Black Fox Complex Kirkland Lake Timmins Red Lake 1,000m 2,000m Surface Ore Bodies Headframe/ Shaft 3,300ft 6,600ft Stock West 6.7 g/t Au / 39m 5.6 g/t Au / 29.1m 7.72 g/t Au / 25m Stock East 63.6 g/t Au / 6.2m 34.7 g/t Au / 6.5m Grey Fox 53 g/t Au / 7.4m 39.5 g/t / 3.8m 4.8 g/t Au / 19m Incl. 10.3 g/t Au / 6m 10.9 g/t Au / 18.8m McEwen Mineralization Zone Outlines Stock Black Fox

Black Fox Going West & Deep


Froome
483.1g/t Au / 3m
incl. 1435g/t Au / 1m,
30.8g/t Au / 1.94m,
78g/t Au / 2m,
20.2g/t Au / 3m
incl. 52.8g/t Au / 1m,
13.9g/t Au / 4.9m
incl. 59.5g/t Au / 0.9m
40.5g/t Au / 4m
incl. 152.5g/t Au / 1m,
776.6g/t Au / 2.9m
incl. 2488.2g/t Au / 0.9m,
5.3g/t Au / 12.1m
incl. 16.9g/t Au / 1.1m,
162.3g/t Au / 3.15m
incl. 1009.2g/t Au / 0.5m,
230.8g/t Au / 0.6m,
34g/t Au / 2.76m
incl. 93.7g/t Au / 0.8m
79.2g/t Au / 2.87m
incl. 197.5g/t Au / 1.1m
245.6g/t Au / 1.65m
incl. 402g/t Au / 1m
145g/t Au / 0.86m
16.5g/t Au / 5.1m
incl. 71.2g/t Au / 0.85m,
68.2g/t Au / 2.33m
32.5g/t Au / 3.5m
incl. 68.3g/t Au / 1.05m,
97.7g/t Au / 1m,
283.3g/t Au / 1m
37.2g/t Au / 2m
30.6g/t Au / 8m
incl. 231.4g/t Au / 1m
13.9g/t Au / 5.3m
West Flank
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
-500m
-1000m
23.3g/t Au / 2.8m,
76.7g/t Au / 1m
60.7g/t Au / 2.9m,
91.2g/t Au / 0.9m
232g/t Au / 0.9m
2019 Drill Results
2020 Drill Results
0
500m
Vertical Longitudinal Section

MUX

MUX 2 km 1.2 miles N Please see Appendix for more details. Black Fox Property Black Fox Mine Froome 181,000 oz Indicated @ 5.1 g/t Au Grey Fox 888,000 oz Indicated @ 7.1 g/t Au 173,000 oz Inferred @ 6.6 g/t Au

MUX Area Project Hole Number Gold (g/t) Width (m) From (m) Including Au_GXM GREY FOX 147NE 19GF - 1253 265 1.20 56 318 19GF - 1121 261 0.60 168.7 157 19GF - 1123 39.5 3.80 325 143 g/t Au over 1m 150 19GF - 1151 10.0 13.2 229.8 133 19GF - 1134 6.98 15.5 466 108 19GF - 1175 148 0.71 189.1 105 GF South 19GF - 1198 10.9 18.8 281.2 205 19GF - 1261 13.6 15.0 69 126.5 g/t Au over 1m 204 19GF - 1277 29.1 5.00 98 146 19GF - 1310 4.30 26.5 335 113 147 Zone 19GF - 1187 3.99 34.0 207 7.04 g/t Au over 14m 136 19GF - 1259 120.5 1.10 7.9 133 Whiskey Jack 19GF - 1293 53.0 7.40 147 392 19GF - 1248 8.99 44.0 181 395 19GF - 1242 9.74 13.0 107 127 Gibson 19GF - 1275 26.3 9 892 226 g/t Au over 1m 236 19GF - 1106W1 26.7 8.04 739 519 g/t Au over 0.4m 215 Grey Fox 2019 Drill Results Highlights Width(m) = Down hole intersection

MUX 1 Km (0.6 miles) 1.5km 1.5km Sedimentary rocks Syenite Intrusion Mafic Volcanic Rocks Mafic Volcanic Rocks 147 Zone Contact Zone Gibson South Zone 147NE Whiskey Jack Apr 30, 2020 Resource Update: 888 Koz @ 7.05 g/t Au Indicated 173 Koz @ 6.58 g/t Au Inferred Ultramafic volcanic rocks Grey Fox – 888,000 Ounces Gold Indicated @ 7.05 g/t

MUX Grey Fox – Abundant Visible Gold

MUX 4.40 124.0 79.7 25.8 52.9 33.6 61.4 13.2 Whiskey Jack: 53 g/t Au over 7.4 m (Hole 19GF - 1293 from 147 m) Grey Fox - High Grade, Near Surface, Good Ground Gold grade in g/t

MUX Grey Fox - High Grade, Near Surface, Good Ground Grey Fox South: 9.4 g/t Au over 22 m incl. 19.6 g/t Au over 6 m (Hole 19GF - 1198 from 280 m)

Stock - Significant Intersections Over 3 KM Trend, Strong Upside Potential

2018-2019 Exploration Focused on a 3 km Mine Trend along the DPFZ

- ✓ Stock East Resource
- ✓ Stock Mine Depth Extension
- ✓ Stock West Discovery



Au GXM
> 150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
< 5
Sediment
Stock Mine
Stock East
Stock West
62g/t Au / 0.38m
Destor-Porcupine Fault Zone
Nighthawk Break
3 km Mine Trend
Volcanics
16.5g/t Au / 1.53m
5.3g/t Au / 1.83m
8.6g/t Au / 1.53m
41.5g/t Au / 0.24m
0
2000m

MUX
22

MUX Area Project Hole Number Gold (g/t) Width (m) From (m) Including Au_GXM STOCK Stock West S19 - 101 6.37 42.0 494 267 S19 - 106 7.72 25.0 536 11.2 g/t Au over 16.2m 193 S19 - 98 5.63 30.0 472 9.09 g/t Au over 13m 169 S19 - 105 5.62 29.1 475 164 S19 - 113 6.30 19.0 482 120 Stock East SEZ19 - 35 63.6 6.20 324.3 394 SEZ19 - 28 34.7 6.50 337 74.1 g/t Au over 3m 226 Stock Mine S19 - 95 27.2 7.00 972 311 g/t Au over 0.6m 191 Stock 2019 Drill Results Highlights Width(m) = Down hole intersection

Significant Intersections Over a 3 KM Trend, Strong Upside Potential

121 Koz Au Indicated Resource
OP: 83 Koz @ 1.26 g/t Au
UG: 38 Koz @ 3.19 g/t Au



Stock West
Stock Mine
Stock East
-200m
-400m
-600m
-800m
-1000m
S18-60
3.3g/t Au / 17m
incl. 5.8g/t Au/ 9m
S18-10
5.24g/t Au / 14.8m
incl. 19.2g/t Au / 2.9m
S18-47
9.6g/t Au / 7.2m
incl. 25.2g/t Au / 2.7m
SEZ19-35
63.6g/t Au / 6.2m
incl. 317g/t Au / 1.2m
SEZ19-28
34.7g/t Au / 6.5m
incl. 74.1g/t Au / 3m
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
<5
Mineralized Areas / Targets
0
1000 m

MUX - 200m - 400m - 600m - 800m - 1000m - 1200m - 200m - 400m - 600m - 800m - 1000m Stock West Stock Mine Stock East Stock Deep 1000 m 0 Past Production: 137 Koz Au High grade intersections on depth extension Significant Intersections Over a 3 KM Trend, Strong Upside Potential S19 - 95 27.2g/t Au / 7m incl. 311g/t Au/ 0.6m S18 - 31 5.6g/t Au / 3.3m, 14.1g/t Au / 1.8m incl. 30.1g/t Au/ 0.8m Mineralized Areas / Targets

Significant Intersections Over a 3 KM Trend, Strong Upside Potential

16,350 m from 31 holes drilled
Avg: grade 5 g/t Au, widths 15-20 m
Area: 265 m along strike, 100-200 m vertically



Stock West
Stock Mine
Stock East
S19-112A
4.2g/t Au / 14.5m
incl. 12.2g/t Au / 3.4m
S19-98
5.6g/t Au / 30m
incl. 9.1g/t Au / 13m
S19-113
6.5g/t Au / 19m
incl. 7g/t Au / 17m
S19-105
5.5g/t Au / 29.7m
incl. 5.6g/t Au / 29.1m
S19-106
7.7g/t Au / 25m
incl. 11.2g/t Au / 16.2m
S19-101
6.4g/t Au / 42m
incl. 6.7g/t Au / 39m
2020 Infill & Step-out Drilling Planned
Mineralized Areas / Targets
-200m
-400m
-600m
-800m
-1000m
-1200m
0
1000 m
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
<5

MUX
16

Stock West Drill Results

Strong, Consistent Mineralized Intersections

Hole S19-101
494m to 536m

Depth	Length	Au g/t	Cog 1	Cog 3
494m	1.0	1.3	6.37g/t Au / 42m	
	1.0	1.6		
	1.0	2.4		
	1.0	4.1		6.72g/t Au / 39m
	1.0	6.6		
	1.0	2.8		
	1.0	3.4		
	1.0	8.3		
	1.0	16.7		
	1.0	7.9		
	1.0	5.3		
	1.0	2.9		
	1.0	4.8		
	1.0	3.1		
	1.0	6.7		
	1.0	11.3		
	1.0	5.1		
	1.0	6.7		
	1.0	7.8		
	1.0	3.1		
	1.0	5.7		
	1.0	6.7		
	1.0	9.5		
	1.0	3.5		
	1.0	6.2		
	1.0	6.4		
	1.0	6.8		
	0.9	9.5		
	0.2	4.2		
	0.9	2.7		
	1.0	41.4		
	1.0	4.0		
	1.0	4.2		
	0.5	6.7		
	0.5	5.2		
	1.0	4.3		
	1.0	4.7		
	1.0	2.0		
	1.0	11.0		
	1.0	7.9		
	1.0	6.4		
	1.0	0.9		
	1.0	1.0		
536m	1.0	5.7		

Hole S19-105
475m to 504.1m

Depth	Length	Au g/t	Cog 1	Cog 3
475m	1.0	6.6	5.62g/t Au / 29.1m	5.62g/t Au / 29.1m
	1.0	3.0		
	1.0	1.8		
	1.0	2.3		
	1.0	3.5		
	1.0	2.3		
	1.0	3.1		
	1.0	2.5		
	1.0	7.7		
	1.0	8.7		
	1.0	2.4		
	1.0	3.3		
	1.0	5.1		
	1.0	1.6		
	1.0	5.5		
	1.0	4.0		
	1.0	4.5		
	1.0	5.2		
	1.0	2.6		
	1.0	0.9		
	1.0	4.1		
	1.0	2.1		
	1.2	3.1		
	0.8	1.2		
	1.0	6.2		
	1.0	22.8		
	1.0	8.3		
	1.0	22.3		
	0.6	18.7		
504.10m	0.6	11.8		

Hole S19-106
536m to 561m

Depth	Length	Au g/t	Cog 1	Cog 3
536m	1.0	1.2	7.72g/t Au / 25m	
	1.0	0.1		
	1.0	0.8		
	1.0	3.4		11.24g/t Au / 16.2m
	1.0	1.3		
	1.0	0.7		
	1.0	11.6		
	1.0	6.0		
	1.0	10.7		
	1.0	10.4		
	1.0	16.9		
	1.0	12.6		
	1.0	13.7		
	1.0	26.8		
	1.0	21.4		
	1.0	9.5		
	1.0	13.9		
	1.0	13.1		
	1.2	8.7		
	0.8	2.3		
	1.0	2.0		
	1.0	0.5		
	1.0	1.4		
	1.0	0.8		
561m	1.0	2.2		

27

MUX 5.6 g/t Au over 30 m Stock West Drill Results Strong, Consistent Mineralized Intersections Visible Gold VG

MUX Strategy for the Future Black Fox Complex Expansion Based on Existing 1.5 Moz M&I Grey Fox 2022 - 2023 GROWTH • Growing into a long - life core asset • Evaluating open pit & underground scenarios • Environmental baseline work underway • Identify preferred business case for expansion Stock INCREMENTAL OZ POTENTIAL • Define Stock West resource and complete scoping study for ramp access • Assess re - entry Stock Main via existing shaft for exploration and potential re - activation of mining • Future exploration Stock East and Deep extensions Froome 2021 NEAR TERM PRODUCTION • Developing ramp to first ore Q4 2021 • Low - cost transverse open stope mining method • 2 - 3 yrs of production = GREY FOX DEVELOPMENT TIME Production Growth Target +100 Koz per Annum - Leverage Stock Mill Capacity Black Fox Mine 2020+ CURRENT • Fire and floods, grade control and mine design • H1 developed access to 10 mining areas - flexibility • H2 resume full production • New geological & structural models – better planning • Dilution & grade control improvements - better design • Missed ore potential mine - wide – map & sample

MUX Froome Deposit Black Fox Deposit Section Looking North - East Froome – Developing Near Term Production • Twin decline access provides early ventilation • 720 m straight line remaining to reach the deposit • Low ramp gradient for efficient haul • Achieving rate 8 m / day - improvements • Consistent disseminated mineralization • Suited for productive ‘bulk mining’ • Synergies with Black Fox • shorter haul potential for Black Fox West via Froome decline

MUX 1. Hochschild Mining 2019 Annual Report. 2. 49% basis. 3. Mar 16, 2020 - “McEwen Mining Reports 2019 Full Year and Q4 Results". 4. Hochschild’s “Annual Report and Accounts 2018” McEwen Mining Reports 2019 Full Year and Q4 Results". 5 Goldcorp 2018 Management Discussion & Analysis. 6. Hoc hsc hild’s news releases - Feb 19, 2020 San José Mine N 201 9 Production 5 334,000 oz Au 20 k m Newmont Cerro Negro Mine Reserve Grade 1 Production 2019 MUX’s 49% 2,3 Mine Life 4 459 gpt Silver 7.3 gpt Gold 3.4 Moz Silver 52 koz Gold 5 Years 12 miles San José Argentina San José Mine: Production Since 2007 High Grade Silver & Gold (49% Owned) 2019 Exploration Highlights - Drill Assay Values 6 46.0 g/t Au + 11,416 g/t Ag / 0.5 m 30.4 g/t Au + 1,991 g/t Ag / 1.1 m 8.1 g/t Au + 239 g/t Ag / 3.9 m 7.1 g/t Au + 467 g/t Ag / 0.9 m 7.0 g/t Au + 727 g/t Ag / 3.1 m 6.3 g/t Au + 355 g/t Ag / 1.0 m 4.8 g/t Au + 502 g/t Ag / 2.5 m Large Property High Grade Surrounds Newmont

Source: Oct 16, 2017 – “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina”. Tonnes Copper Gold Silver Indicated: 962 Million 10.2 Billion lbs @ 0.48% 1.7 Million oz @ 0.06 gpt 55.7 Million oz @ 1.8 gpt Inferred: 2,666 Million 19.3 Billion L bs @ 0.33% 3.8 Million O z @ 0.04 gpt 135.4 Million O z @ 1.6 gpt Drill Assay Value Highlights: 221 m (725 ft) @ 1.62% Cu 200 m (656 ft) @ 0.89% Cu 240 m (787 ft) @ 0.94% Cu 360 m (1,181 ft) @ 0.63% Cu 429 m (1,470 ft) @ 0.75% Cu Significant Optionality to Copper Los Azules: De - Risking to Attract JV Partner Los Azules Argentina

MUX Los Azules - Robust at $3/lb Copper Highlights PEA 2017 (Hatch) Oct 16, 2017 – “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina”. Initial Capex: Payback: Mine Life: After - Tax IRR: After - Tax NPV @ 8%: Average Annual Production 1st 13 Years: $2.4 Billion 3.6 Years 36 Years 20% $2.2 B 415 Million lbs Cu @ cash cost $1.14/lb + Au & Ag credits

MUX Diversified Production Base – 4 Mines Near - Term Organic Growth Production Potential High Beta to Gold Large Insider Ownership 1 2 3 4 6 5 Investment Highlights Exploration Upside Turnaround in Progress

MUX What Makes MUX Unique? $16 5 M 2 1% $1/ Y r Investment 1 Ownership Salary Avg. Daily Share Vol 2 : Shares Outstanding: Fully Diluted: Share Price: Market Cap : 4.9 million 400 million 435 million US$ .96 US$ 384 million Rob McEwen 21% Institutional 20% Retail 59% Stock Ownership 1 Rob McEwen’s: $1 40 M shares investment + $25 M loan investment, Aug 13, 2018 & Mar 29, 2019 press release. Share ownership. SEC filings. 2 As of Jun 23, 2020.

MUX -80 -60 -40 -20 0 20 40 60 Oct/2017 Feb/2018 Jun/2018 Oct/2018 Feb/2019 Jun/2019 Oct/2019 Feb/2020 Jun/2020 Discovery Story Obscured by Operational Challenges Turnaround in Progress % MUX - 54% Source: Bloomberg. From Oct 6, 2017 – Jun 23 , 20 20 . Operational Issues @ Black Fox & Gold Bar GDX 50% HUI 40% GDXJ 39% Gold + 39% S&P500 + 23% DOW + 15% Black Fox Purchase Distressed Asset

Appendix

MUX Appendix: Reserves & Resources Mineral Reserves Source: Company disclosure. Attributable Gold Reserves Proven Probable Proven + Probable 43 - 101 Au Reserves Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Gold Bar 2.2 1.27 88 14.3 0.96 436 16.5 0.99 524 San José (49%) 0.4 7.75 96 0.1 5.78 22 0.5 7.28 118 Black Fox Mine 0.04 5.4 7 0.3 5.78 57 0.3 5.73 64 TOTAL 191 515 706 Attributable Silver Reserves Proven Probable Proven + Probable 43 - 101 Ag Reserves Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.4 489 6,032 0.1 363 1,413 0.5 459 7,448

Appendix: Reserves & Resources

Mineral Resources

Attributable Gold Resources												
	Measured			Indicated			Measured + Indicated			Inferred		
43-101 Au Resources	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)
San José (49%)	0.8	8.59	212	0.5	6.04	94	1.2	7.61	306	0.9	5.62	157
Los Azules	-	-	-	962.0	0.06	1,700	962.0	0.06	1,700	2,666.0	0.04	3,800
El Gallo Silver	1.1	0.09	3	4.4	0.13	19	5.5	0.12	22	0.6	0.38	7
Palmarito	1.7	0.38	20	0.01	0.23	0	1.7	0.38	20	0.5	0.30	5
Palmarito Dumps	0.2	0.29	2	0.1	0.24	1	0.2	0.28	2	-	-	-
Carrisalejo	-	-	-	0.4	0.11	1	0.4	0.11	1	0.04	0.02	-
El Encuentro	-	-	-	0.5	1.87	32	0.5	1.87	32	0.2	5.68	35
El Gallo Heap Leach Pad	-	-	-	4.7	0.56	84	4.7	0.56	84	4.4	0.72	101
Tonkin	17.5	1.44	820	14.7	1.34	627	32.3	1.39	1,447	8.4	1.13	311
Gold Bar	2.8	1.17	106	21.6	0.88	614	24.4	0.93	719	6.8	0.90	196
Gold Bar South	0.7	1.23	29	1.1	0.97	35	1.9	1.07	64	0.4	0.72	9
New Pass (50%)	5.0	0.97	156	0.1	0.59	1	5.1	0.97	157	-	-	-
Limo	5.9	0.89	168	3.7	0.61	73	9.6	0.78	241	2.2	0.70	51
Timmins, Open Pit	0.5	2.44	36	12.1	1.89	741	12.6	1.91	777	6.3	1.79	358
Timmins, Underground	0.4	5.56	64	4.1	4.82	628	4.4	4.88	692	4.2	4.35	596
Black Fox Mine	0.2	7.83	61	0.8	7.48	195	1.1	7.56	255	0.1	7.32	12
Tamarack	-	-	-	0.8	1.83	46	0.8	1.83	46	-	-	-
Grey Fox	-	-	-	3.9	7.05	888	3.9	7.05	888	0.8	6.58	173
Froome Underground	-	-	-	1.1	5.09	181	1.1	5.09	181	0.05	4.13	7
Stock East Open Pit	-	-	-	2.0	1.26	83	2.0	1.26	83	0.3	0.91	8
Stock East Underground	-	-	-	0.4	3.19	38	0.4	3.19	38	-	-	-
TOTAL			1,676			6,081			7,754			5,826

Source: Company disclosure.
Note: Mineral Resources inclusive of Mineral Reserves (where applicable).

MUX
39

MUX Appendix: Reserves & Resources Mineral Resources (Cont’d) Source: Company disclosure. Note: Mineral Resources inclusive of Mineral Reserves (where applicable). Attributable Silver Resources Measured Indicated Measured + Indicated Inferred 43 - 101 Ag Resources Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.8 537 13,231 0.5 364 5,660 1.2 470 18,888 0.9 356 9,960 Los Azules 962.0 2 55,700 962.0 2 55,700 2,666.0 2 135,400 El Gallo Silver 1.1 150 5,088 4.4 120 17,053 5.5 125 22,140 0.6 82 1,488 Palmarito 1.7 136 7,245 0.01 148 52 1.7 136 7,297 0.5 133 2,258 Palmarito Dumps 0.2 177 1,007 0.1 154 338 0.2 170 1,345 - - - Carrisalejo - - - 0.4 116 1,454 0.4 116 1,454 0.04 821 1,111 El Encuentro - - - 0.5 2 42 0.5 2 42 0.2 19 117 New Pass (50%) 5.0 8 1,320 0.1 3 7 5.1 8 1,326 - - - Tamarack - - - 0.8 26 663 0.8 26 663 - - - TOTAL 27,891 80,969 108,856 150,334

MUX Appendix: Cautionary Note Regarding NON - GAAP Measures In this presentation, we have provided information prepared or calculated according to U . S . GAAP, as well as provided some non - U . S . GAAP ("non - GAAP") performance measures . Because the non - GAAP performance measures do not have any standardized meaning prescribed by U . S . GAAP, they may not be comparable to similar measures presented by other companies . Total Cash Costs per GEO, and All - in Sustaining Costs (“AISC”) per GEO . Total cash costs consist of mining, processing, on - site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs . All - in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures . In order to arrive at our consolidated all - in sustaining costs, we also include corporate general and administrative expenses . Depreciation is excluded from both total cash costs and all - in sustaining cash costs . For both total cash costs and all - in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100 % economic share in the production, such as MSC, where we hold a 49 % interest . Total cash cost and all - in sustaining cash cost per GEO sold are calculated on a co - product basis by dividing the respective proportionate share of the total cash costs and all - in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold . We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations . A reconciliation to the nearest U . S . GAAP measure is provided in McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2019 . Earnings from Mining Operations The term Earnings from Mining Operations used in this presentation is a non - GAAP financial measure . We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations . We define Earnings from Mining Operations as Gold and Silver Revenues from our El Gallo Mine, Black Fox Mine, and our 49 % attributable share of the San José Mine's Net Sales, less their respective Production Costs Applicable to Sales . To the extent that Production Costs Applicable to Sales may include depreciation and amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition), we deduct this expense in order to arrive at Production Costs Applicable to Sales that only include depreciation and amortization expense incurred at the mine - site level . The San José Mine Net Sales and Production Costs Applicable to Sales are presented, on a 100 % basis, in Note 5 of McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2019 . Cash, Investments and Precious Metals The term cash, investments and precious metals used in this presentation is a non - GAAP financial measure .. We report this measure to better understand our liquidity in each reporting period . Cash, investments and precious metals is calculated as the sum of cash, investments and ounces of doré held in inventory, valued at the London P . M . Fix spot price at the corresponding period . A reconciliation to the most directly comparable U . S . GAAP measure, Sales of Gold and Silver, is provided in McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2019 .